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IBT Bancorp
Form 10-K


                                   EXHIBIT 21


SUBSIDIARIES OF THE REGISTRANT:
                                           Isabella Bank and Trust
                                                 Wholly owned

                                           IBT  Financial Services, Inc.
                                           Wholly owned

                                           IBT Loan Production, Inc.
                                           Wholly owned



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